UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026 (January 20, 2026)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On January 20, 2026, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and fiscal year ended December 31, 2025. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2025	2025	2024	2025	2024

Efficiency ratio:
Total non-interest expense	$71,294	$69,894	$70,503	$282,337	$273,816
Less: amortization of other intangible assets	2,210	2,211	2,800	8,845	11,161
Adjusted total non-interest expense	69,084	67,683	67,703	273,492	262,655

Total non-interest income	26,272	23,827	25,089	104,078	99,366
Less: net (loss) gain on investment securities	(77)	(2,580)	12	(2,659)	(416)
Less: net loss on asset disposals and other transactions	(1,908)	(478)	(1,746)	(3,027)	(3,310)
Total non-interest income, excluding net gains and losses	28,257	26,885	26,823	109,764	103,092

Net interest income	91,049	91,349	86,536	355,230	348,701
Add: fully tax-equivalent adjustment (a)	266	279	286	1,108	1,308
Net interest income on a fully tax-equivalent basis	91,315	91,628	86,822	356,338	350,009

Adjusted revenue	$119,572	$118,513	$113,645	$466,102	$453,101

Efficiency ratio	57.78%	57.11%	59.57%	58.68%	57.97%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2025	2025	2025	2025	2024

Tangible equity:
Total stockholders' equity	$1,206,602	$1,182,776	$1,153,350	$1,137,821	$1,111,590
Less: goodwill and other intangible assets	393,319	395,535	397,785	400,099	402,422
Tangible equity	$813,283	$787,241	$755,565	$737,722	$709,168

Tangible assets:
Total assets	$9,649,630	$9,623,944	$9,540,608	$9,246,000	$9,254,247
Less: goodwill and other intangible assets	393,319	395,535	397,785	400,099	402,422
Tangible assets	$9,256,311	$9,228,409	$9,142,823	$8,845,901	$8,851,825

Tangible book value per common share:
Tangible equity	$813,283	$787,241	$755,565	$737,722	$709,168
Common shares outstanding	35,714,484	35,705,369	35,673,721	35,669,100	35,563,590

Tangible book value per common share	$22.77	$22.05	$21.18	$20.68	$19.94

Tangible equity to tangible assets ratio:
Tangible equity	$813,283	$787,241	$755,565	$737,722	$709,168
Tangible assets	$9,256,311	$9,228,409	$9,142,823	$8,845,901	$8,851,825

Tangible equity to tangible assets	8.79%	8.53%	8.26%	8.34%	8.01%

	Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2025	2025	2024	2025	2024

Pre-provision net revenue:
Income before income taxes	$37,977	$38,002	$34,855	$134,809	$149,464
Add: provision for credit losses	8,050	7,280	6,267	42,162	24,787
Add: net loss on OREO	851	—	1,228	821	1,230
Add: net loss on investment securities	77	2,580	—	2,659	428
Add: net loss on other assets	210	424	446	1,231	1,916
Add: net loss on other transactions	847	54	60	975	152
Pre-provision net revenue	$48,012	$48,340	$42,856	$182,657	$177,977

	Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2025	2025	2024	2025	2024

Annualized net income adjusted for non-core items:
Net income	$31,754	$29,476	$26,930	$106,778	$117,205
Add: net loss on investment securities	77	2,580	—	2,659	428
Less: tax effect of net loss on investment securities (a)	16	542	—	558	90
Less: net gain on investment securities	—	—	12	—	12
Add: tax effect of net gain on investment securities (a)	—	—	3	—	3
Add: net loss on asset disposals and other transactions	1,908	478	1,746	3,027	3,310
Less: tax effect of net loss on asset disposals and other transactions (a)	401	100	367	636	695
Add: acquisition-related expenses	—	—	1,144	—	169
Less: tax effect of acquisition-related expenses (a)	—	—	240	—	35
Net income adjusted for non-core items	$33,322	$31,892	$29,204	$111,270	$120,283

Days in the period	92	92	92	365	366
Days in the year	365	365	366	365	366
Annualized net income	$125,981	$116,943	$107,135	$106,778	$117,205
Annualized net income adjusted for non-core items	$132,201	$126,528	$116,181	$111,270	$120,283
Return on average assets:
Annualized net income	$125,981	$116,943	$107,135	$106,778	$117,205
Total average assets	$9,630,774	$9,574,270	$9,146,057	$9,424,980	$9,122,843
Return on average assets	1.31%	1.22%	1.17%	1.13%	1.28%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$132,201	$126,528	$116,181	$111,270	$120,283
Total average assets	$9,630,774	$9,574,270	$9,146,057	$9,424,980	$9,122,843
Return on average assets adjusted for non-core items	1.37%	1.32%	1.27%	1.18%	1.32%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2025	2025	2024	2025	2024

Annualized net income excluding amortization of other intangible assets:
Net income	$31,754	$29,476	$26,930	$106,778	$117,205
Add: amortization of other intangible assets	2,210	2,211	2,800	8,845	11,161
Less: tax effect of amortization of other intangible assets (a)	464	464	588	1,857	2,344
Net income excluding amortization of other intangible assets	$33,500	$31,223	$29,142	$113,766	$126,022

Days in the period	92	92	92	365	366
Days in the year	365	365	366	365	366
Annualized net income	$125,981	$116,943	$107,135	$106,778	$117,205
Annualized net income excluding amortization of other intangible assets	$132,908	$123,874	$115,934	$113,766	$126,022

Average tangible equity:
Total average stockholders' equity	$1,196,505	$1,162,768	$1,120,597	$1,157,563	$1,083,792
Less: average goodwill and other intangible assets	394,409	396,636	402,930	397,810	406,619
Average tangible equity	$802,096	$766,132	$717,667	$759,753	$677,173

Return on average stockholders' equity ratio:
Annualized net income	$125,981	$116,943	$107,135	$106,778	$117,205
Average stockholders' equity	$1,196,505	$1,162,768	$1,120,597	$1,157,563	$1,083,792

Return on average stockholders' equity	10.53%	10.06%	9.56%	9.22%	10.81%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$132,908	$123,874	$115,934	$113,766	$126,022
Average tangible equity	$802,096	$766,132	$717,667	$759,753	$677,173

Return on average tangible equity	16.57%	16.17%	16.15%	14.97%	18.61%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 20, 2026 to discuss results of operations for the quarter ended December 31, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 26, 2026	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer